FIRST FOCUS FUNDS
                         INSTITUTIONAL CLASS PROSPECTUS

                        SUPPLEMENT DATED NOVEMBER 8, 2002
                     TO THE INSTITUTIONAL SHARES PROSPECTUS
                               DATED JULY 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

    On November 5, 2002, the Board of Directors of the First Focus Funds, Inc. (the "Company") approved the termination First Focus U.S. Government Money Market Fund (the "Fund") on or about December 31, 2002, or other such date as determined by the officers of the Company, and directed that all outstanding shares of the Fund be redeemed in a manner determined by the officers of the Company to be in the best interests of the holders of such shares.

    All references to the Fund contained within the prospectus are hereby deleted as of the date of the termination of the Fund.

    PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FFF-SU--011-0100

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                                November 8, 2002
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:  First Focus Funds, Inc. (f/n/a First Omaha Funds, Inc.)
     File Number  33-85982

Ladies and Gentlemen:

On behalf of the First Focus Funds, Inc., and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please fund a supplement dated November 8, 2002 to the Institutional Class Prospectus dated July 31, 2002.



                                                                ----------------
                                                                Laurie V. Brooks
                                                            SEI Legal Department